Wells Fargo Healthcare Conference September 7, 2023

Forward-Looking Statements This presentation includes “forward-looking statements” as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, are forward-looking statements. These forward-looking statements are based on Neogen’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from those stated or implied by such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such forward-looking statements include, among others, the success of the recently completed combination with the food safety business of 3M Company, limitations or restrictions on Neogen’s activities arising in connection with the transaction, competition and our ability to develop and market new products, recruitment, retention and dependence on key employees, economic conditions affecting the agriculture and food production industries, effects of the ongoing COVID-19 pandemic on our business, supply chain disruption , higher interest rates and inflation, risks relating to international operations and expansion into new geographical markets, identification and integration of acquisitions, research and development risks, patent and trade secret protection, government regulation and other risk factors detailed from time to time in Neogen’s reports filed with the SEC, including Neogen’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, including documents filed with the Securities and Exchange Commission in connection with the recently completed transaction with 3M Company. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this presentation. Neogen expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Non-GAAP Financial Information This presentation includes core revenue growth, which is a non-GAAP financial measure. This non-GAAP financial measure is presented for informational purposes only and should not be regarded as a replacement for corresponding GAAP measures. Disclaimer 2

Q1 FY24 Preliminary View Modestly negative core growth, slightly below expectations Legacy Neogen Food Safety – core revenue growth of ~MSD, generally in line with expectations Soft end market conditions persisted, with continued declines in end-user production volumes Animal Safety – core revenue decline of ~HSD, generally in line with expectations Continued destocking at large distributors Shift away from smaller production animals contributing to softer Genomics sales Former 3M Food Safety division – core revenue ~flat, slightly below expectations Transition manufacturing improvements sustained from Q4 Growth in the rest of the world offset by decline in Asia, due primarily to broad weakness in China